UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

Blue Chip Growth Portfolio	December 31, 2017

Highlights

●	Large-cap growth stocks produced strong gains in 2017, overcoming geopolitical concerns and uncertainty regarding legislative changes.

●	The Blue Chip Growth Portfolio returned 14.24% and 36.17% for the 6- and 12-month periods ended December 31, 2017, respectively.

●	The portfolio’s information technology, consumer discretionary, and health care holdings made solid contributions to absolute and relative performance.

●	We believe that many of our high-quality, large-cap growth companies can perform well regardless of the economic environment.

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Blue Chip Growth Portfolio

Dear Investor

Global equity markets performed remarkably well in the last six months of the reporting period and throughout 2017. Geopolitical events and uncertainty regarding the enactment of tax reform and other legislative initiatives created some fluctuation in stock values, but volatility was generally subdued. In contrast to 2016, growth stocks outperformed value stocks and large-cap stocks outpaced small-cap stocks. Our results in the 6- and 12-month periods outperformed the Lipper peer group, the style-specific Russell 1000 Growth Index, and the S&P 500 Index. Several of the portfolio’s largest holdings in the information technology, consumer discretionary, and health care sectors were meaningful contributors.

Performance Review

The Blue Chip Growth Portfolio returned 14.24% for the last six months and 36.17% for the year ended December 31, 2017. Our performance was substantially better for the year than the Lipper peer group of large-cap growth funds, the Russell 1000 Growth Index, and the benchmark S&P 500 Index. (Returns for the Portfolio–II Class varied slightly, reflecting its different fee structure.) As shown in the Growth of $10,000 chart on page 7, your portfolio has a commanding 10-year performance advantage over the S&P 500 and its Lipper peer group. Lipper ranked the Blue Chip Growth Portfolio in the top decile of its variable annuity underlying large-cap growth universe for the one-, three-, and five-year periods ended December 31, 2017. (Based on cumulative total return, Lipper ranked the Blue Chip Growth Portfolio 19 of 210, 19 of 202, 19 of 199, and 23 of 168 portfolios for the 1-, 3-, 5-, and 10-year periods ended December 31, 2017, respectively. Past performance cannot guarantee future results.)

The outlook for global economic growth appears to have improved. The U.S. economy seems to be benefiting, at least to some degree, from reduced regulation and the anticipation of tax reform, including lower corporate taxes. However, economic growth has also improved in several European economies, and China and India appear to be on sounder economic footing. The potential benefits of tax reform should not be underestimated. Taxes have been reduced for most individual taxpayers. The reduction in the corporate tax rate from 35% to 21% and other reforms designed to encourage the repatriation of cash held overseas by corporations could also have profound effects over time.

It is also worth noting that changing technologies and many other trends, including globalization, can align well with our investment strategy. Many of the stocks we own are multinationals that have created or adapted to new technologies and provide a valuable product or service more rapidly or at a lower cost to discerning customers. Several of these companies generate substantial recurring or services revenue and free cash flow. They are also often well diversified by geography or product line. These factors tend to provide greater durability to earnings and free cash flow and can mitigate risk to a degree.

Notable developing concerns include stock market valuations that are now generally above historical averages. While stock valuations remain reasonable relative to the continued favorable interest rate environment, it is important to understand that stocks have performed well over a protracted period. Investors are also beginning to grapple with the fact that inflation has begun to pick up and that central banks will be pursuing more restrictive monetary policies. While we continue to believe that inflation and interest rates will rise only moderately, it will take time to determine if that, in fact, is correct.

Market Environment

The U.S. economy continued to grow, with housing, auto, and retail sales evidencing a recovery that appears to be picking up steam. Real gross domestic product growth was 3.2% in the third quarter, marking the first time annualized growth has been above 3% for back-to-back quarters since 2014. Employment continued to show consistent gains, and there has been strong wage growth in certain industries. There are enough signs of economic improvement that the Federal Reserve will probably hike rates several times in 2018. Rising prices for oil and other commodities could also contribute to greater-than-forecast increases in inflation and interest rates.

In our view, the U.S. economy is on sounder footing than the economies of many other developed countries, including most European nations. Although European economic growth appears to be showing signs of improvement, Brexit introduced the possibility of a prolonged period of uncertainty. India continued to show remarkable improvement as it pursues economic reform. China is experiencing stability and, perhaps, some improvement in economic growth. Several resource-based economies, including some in the emerging markets, are experiencing moderating or inconsistent growth.

While recognizing the many challenges facing investors, including geopolitical risks and sharp political differences, we want to be clear that there are powerful positives and potential rewards in selected stocks. Solid revenue growth, improved efficiency and margins, and, ultimately, robust corporate earnings are being generated despite capital expenditures that remain subdued. As overall demand improves, corporate earnings could be quite vibrant. Many companies have free cash flow yields approaching 10%, which is very favorable relative to the 2.5% yield on 10-year Treasury notes. Also, companies are repurchasing their shares consistently, leading to a decline in the net overall amount of stock outstanding. While stocks have performed well, we want to be clear that the opportunity for continued gains is necessarily less substantial for selected stocks at current price levels.

Portfolio Review

The portfolio’s second-half returns were driven by a number of strong performers in the information technology, consumer discretionary, and health care sectors. Most sectors contributed to performance. There were not many significant detractors, although the retailing area had several notable underperformers.

In the technology area, Facebook was one of our largest absolute performance contributors. It performed well as investors began to appreciate how well the company’s advertising products, video strategy, and Instagram photo-sharing are being received. Its investment in WhatsApp and Messenger also provide solid positioning in the messaging market, which is growing in popularity. While the company has struggled to deal with some concerns regarding privacy and political advertising during the election, our recent visit to the company was quite constructive. Microsoft was another top contributor. Its Office 365 suite, corporate cloud, and Azure product offerings appear to be well positioned. In the most recent quarter, Microsoft’s commercial cloud business generated $20 billion in revenues and grew 55% over the prior year. Our large position in Alphabet (Google’s parent) also generated solid gains as the company continued to thrive in search-based advertising while its YouTube subsidiary is experiencing rapid growth in viewing and monetization. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Alibaba Group Holding was another strong contributor in the technology area. This company is a leading provider of e-commerce services in China, with Taobao (consumer to consumer) and Tmall (business to consumer) possessing dominant share. It is also a leading provider of cloud processing, video, and financial services through an ownership stake in Ant Financial. The company has impressive capabilities in logistics and artificial intelligence. Tencent Holdings has been a holding for many years, and its leading positions in Chinese gaming, messaging, and WeChat social networking again generated solid gains in users and profits.

Several processing companies and cloud-based services providers were major contributors. Our large longtime holdings in credit card processing giants Visa and MasterCard continued to generate strong and consistent growth in revenue and profits, and both stocks performed well. Salesforce.com is a leading cloud-based software and services provider, with operations that support sales, services, marketing, and analytics activities for its clients. The company has been a holding for several years and continued to contribute. PayPal Holdings, a leading provider of online payment services, has partnered well with MasterCard and Visa, and its Venmo consumer-to-consumer payments solution is thriving. The company has generated strong margin improvement and stock performance. ServiceNow has been a solid performer for your portfolio for several years. It is building and diversifying on its dominant position in cloud-based solutions used in the information technology operations of its clients, and the company generates prodigious free cash flow.

In the consumer discretionary area, our large position in Amazon.com was a top second-half performer. Third-party sales and Amazon Web Services (AWS), which provides cloud-processing services for other companies, possess margins above the company average. As these businesses rapidly grow, gross margin has recovered. The company also provided greater disclosure for AWS, demonstrating that this business is far more profitable than many had expected. Amazon’s acquisition of Whole Foods sent shock waves through the retailing sector. We strive to maintain our skepticism regarding acquisitions and recognize that the integration of Whole Foods will be complex. However, Amazon is an expert at logistics, and it has acquired over 460 food stores with 63% of the U.S. population living 20 miles or less in proximity to a store. The demographic profile of the typical Whole Foods customer fits quite well with Amazon’s typical Prime customer. Over time, we would not be surprised to see Amazon grow its already meaningful food retailing business and also drive sales of other goods and services through this new bricks-and-mortar platform. Amazon’s advertising business is gaining traction, is quite profitable, and has been additive to composite gross margins.

Priceline was also a top second-half performer. This online travel services provider has strong market positions in Asia and Europe given its ownership of Agoda and Bookings.com. Vacation rentals have also emerged as a key growth driver for the company. Netflix has been a major winner as growth in international subscriptions has been quite strong. Marriott appears to be enjoying early success in its integration of Starwood Lodging, and our additions to this longtime holding have amplified the stock’s contribution. Home improvement retailing giant Home Depot produced notable performance. An ongoing housing recovery and effective merchandising and operational improvement drove strong profit growth. Yum! Brands appears to be making progress in its efforts to improve its Pizza Hut restaurants, and Taco Bell and KFC continued to perform well. Ross Stores, a leading off-price apparel retailer, and Royal Caribbean Cruises made solid contributions in this sector.

Health care has generally been a challenging area over the past several years. However, several of the top second-half performers came from this area. UnitedHealth Group continued to grow consistently, and its Optum data services business now constitutes approximately 50% of the company’s profits. This business is less subject to reimbursement risk and has grown rapidly over time. Intuitive Surgical is a leading provider of robotic systems and consumables used in many general surgical applications. The company’s new single port and da Vinci Xi surgical system offerings should drive solid growth in the next few years, and the company just announced favorable results and guided procedure growth well above expectations. Stryker, a leading provider of hip and knee replacements and other health care devices, appears to be well positioned with its Mako product to participate in the rapid growth of robotic replacement of various joints. Our longtime holding Becton, Dickinson & Company was also rewarded after investors approved its acquisition of C. R. Bard, which was a small portfolio holding. Our already substantial position in Becton Dickinson has been increased as the combined company should continue to be well positioned to drive earnings and dividend growth.

There were several notable contributors in other sectors. Boeing, which has been a large holding and outstanding performer, just announced strong deliveries and orders of new aircraft for 2018. Our analyst deserves special credit for recognizing that the company would generate free cash flow well ahead of expectations. Morgan Stanley continued to drive margin improvement in its wealth management business, and this holding made a solid performance contribution. TD Ameritrade Holding, another financial services company, generated solid gains. Its integration of Scottrade should be accretive to earnings, and the company should also significantly benefit from tax reform. Our patience with American Airlines also began to be rewarded as the company showed improving PRASM (passenger revenue per average seat mile) and stock performance.

Fortunately, there were not a significant number of major detractors in the second half of 2017. Equifax, a leading credit-reporting agency, suffered a major cybersecurity data breach involving the financial records of over 145 million people. We were quite concerned about the reputational, legal, and financial risk related to this breach. We trimmed, and subsequently eliminated, our modest position as the stock experienced some recovery. Drug retailer Walgreens Boots Alliance experienced disappointing financial results, including lower margins in its front-end sales. Drugstores such as Walgreens price their products in the front end at a substantial premium to discounters such as Wal-Mart, and pharmacy sales could also be hurt by increased competition. Auto parts retailers, AutoZone and O’Reilly Automotive generated inconsistent financial results. Selected retailers were quite volatile because of several concerns, including the perceived competitive threat of Amazon and other online retailers, the entry of several well-managed traditional European retailers into the U.S. market, and deflation in drug and food pricing. Private-label products are being emphasized by many preeminent retailers, and this is contributing to competitive intensity and price deflation. Consequently, we eliminated each of these holdings, after making meaningful sales in prior periods, with the exception of O’Reilly, where we maintained a small position. We would acknowledge that many retailing stocks have rebounded and some of our sales were poorly timed.

Strategy

Additions to existing holdings such as Microsoft, Boeing, Apple, Alibaba, Amazon, Global Payments, Alphabet, Vertex Pharmaceuticals, and Becton Dickinson were significant enough to be included in the 10 largest purchases for the past six months. The only new position large enough to be included in the top 10 purchases (see Major Portfolio Changes table on page 6) was Anthem, a leading managed care company. Anthem operates the Blue Cross and Blue Shield plans that constitute major health care insurers in many states. We have also been intrigued by Ingenio RX, a new partnership formed with CVS to provide pharmaceutical benefit management (PBM) services to consumers. This effort follows the dissolution of a PBM agreement that Anthem had maintained with Express Scripts, and the new arrangement is projected to be quite additive to earnings and free cash flow.

Only one of our eliminations was large enough to be included in the top 10 sales for the first half of 2017. As noted previously, we eliminated Walgreens Boots Alliance due to inconsistent sales and margin improvement in its front-end business. We are also concerned about competition from Amazon and other existing and potential competitors.

Outlook

The broad market performed well in 2017, and large-cap growth stocks outperformed. Consequently, there is probably less opportunity in the market for continued strong gains. However, we expect corporate earnings to be solid and that the passage of tax reform will result in strong positive earnings revisions for selected companies. While stronger economic growth and higher oil and commodity prices could result in higher inflation and interest rates, we don’t believe that gradually rising rates will be so onerous as to preclude stocks from performing well. Consequently, we are constructive, and we believe that the market could continue to perform reasonably well. However, we would reemphasize that valuations have risen and are somewhat above their long-term historical average, and this could curb gains in 2018.

We continue to strive to enhance returns by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

January 16, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper average: Fund benchmarks that consist of all the portfolios in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Blue Chip Growth Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II Class. II Class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2017

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2017
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $732,729)	$	1,279,102
Receivable for shares sold		2,449
Receivable for investment securities sold		1,685
Dividends and interest receivable		345
Total assets		1,283,581
Liabilities		
Obligation to return securities lending collateral		6,090
Payable for shares redeemed		1,928
Investment management and administrative fees payable		1,035
Payable for investment securities purchased		711
Total liabilities		9,764
NET ASSETS	**$**	**1,273,817**
Net Assets Consist of:		
Accumulated undistributed net realized gain	$	743
Net unrealized gain		546,373
Paid-in capital applicable to 41,298,746 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		726,701
NET ASSETS	**$**	**1,273,817**
NET ASSET VALUE PER SHARE		
Blue Chip Growth Class ($816,602,170 / 26,153,837 shares outstanding)	**$**	**31.22**
Blue Chip Growth - II Class ($457,214,587 / 15,144,909 shares outstanding)	**$**	**30.19**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Blue Chip Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Blue Chip Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2017

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Blue Chip Growth Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. Shares of the fund currently are offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund seeks to provide long-term capital growth. Income is a secondary objective. The fund has two classes of shares: the Blue Chip Growth Portfolio (Blue Chip Growth Portfolio Class) and the Blue Chip Growth Portfolio–II (Blue Chip Growth Portfolio Class). Blue Chip Growth Portfolio–II Class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Investment income, investment management and administrative expense, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Blue Chip Growth Portfolio–II Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the year ended December 31, 2017.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2017, the value of loaned securities was $5,908,000; the value of cash collateral and related investments was $6,090,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $454,989,000 and $332,226,000, respectively, for the year ended December 31, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the year ended December 31, 2017 were characterized for tax purposes as $14,645,000 of long-term capital gain. There were no distributions in the year ended December 31, 2016. At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. During the year ended December 31, 2017, the fund utilized $20,209,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement are paid directly by the fund.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and
Shareholders of T. Rowe Price Blue Chip Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Blue Chip Growth Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 7, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $14,645,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Bruce W. Duncan (1951) 2013 [191]	Chief Executive Officer and Director (2009 to December 2016), Chairman of the Board (January 2016 to present), and President (2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [191]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present)

Paul F. McBride (1956) 2013 [191]	Advisory Board Member, Vizzia Technologies (2015 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [191]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Member of National Academy of Education (2010 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession (2012 to present); Vice President (2015 to present), American Economic Association

John G. Schreiber (1946) 2001 [191]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016)

Mark R. Tercek (1957) 2009 [191]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [191]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [135]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; President, Equity Series

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth) Position Held With Equity Series	Principal Occupation(s)

Ziad Bakri, M.D., CFA (1980) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Charles M. Shriver, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Ken D. Uematsu, CFA (1969) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JP Morgan Chase (to 2017)

Justin P. White (1981) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 7, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 7, 2018